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EXHIBIT 99.12


                               POWER OF ATTORNEY

The undersigned Director of The American Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Theodore Herman, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 8th day of April, 1998.

                                                /s/ Salvatore R. Curiale
                                                ------------------------
                                                    Salvatore R. Curiale

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                               POWER OF ATTORNEY

The undersigned Director of The American Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Theodore Herman, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 16th day of March, 1998.

                                                /s/ Jeremy J. Brown
                                                ------------------------
                                                    Jeremy J. Brown




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                               POWER OF ATTORNEY

The undersigned Director of The American Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Theodore Herman, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 8th day of April, 1998.

                                                /s/ John W. Davidson
                                                ------------------------
                                                    John W. Davidson




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                               POWER OF ATTORNEY

The undersigned Director of The American Life Insurance Company of New York, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Theodore Herman, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 16th day of March, 1998.

                                                /s/ John R. Greed
                                                ------------------------
                                                    John R. Greed